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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements (File No. 33-3400, 33-57308 and 33-59697).




                                             ARTHUR ANDERSEN LLP

Los Angeles, California
March 7, 1996










                                   EXHIBIT  23